POWER OF ATTORNEY


	    Know all by these presents, that the
undersigned hereby constitutes and
appoints each of Chris Minar, Jack
Polson, Chris Howard and Brent Turner,
signing singly, the undersigned's
true and lawful attorney-in-fact to:

	    (1)	 execute for and on
behalf of the undersigned, in the
			   undersigned's capacity as an
executive officer of Psychiatric
			   Solutions, Inc. (the "Company"),
Forms 3, 4 and 5 in
			   accordance with Section 16(a) of the Securities
and Exchange
			   Act of 1934 and the rules thereunder;

	    (2)
do and perform any and all acts for and on behalf of the

undersigned that may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any

amendment or amendments thereto, and timely file such form
			   with the
United States Securities and Exchange Commission and
			   any stock
exchange or similar authority; and

	    (3)	 take any other action of
any type whatsoever in connection
			   with the foregoing which, in the
opinion of such
			   attorney-in-fact, may be of benefit to, in the best
interest
			   of, or legally required by the undersigned, it being

understood that the documents executed by such
			   attorney-in-fact on
behalf of the undersigned pursuant to this
			   Power of Attorney shall
be in such form and shall contain such
			   terms and conditions as such
attorney-in-fact may approve in
			   such attorney-in-fact's discretion.


	    The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.


This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of March, 2006.




										   /s/ Bill B. Rutherford

---------------------------
											Bill B. Rutherford